SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Insight Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INSIGHT ENTERPRISES, INC.

1305 West Auto Drive
Tempe, Arizona 85284

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
May 15, 2001

TO OUR STOCKHOLDERS:

      Notice is hereby given that the 2001 Annual Meeting of Stockholders of Insight Enterprises, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 15, 2001, at 3:00 p.m. local time, at the Company’s corporate headquarters, 1305 West Auto Drive, Tempe, Arizona 85284, for the following purposes:

(1)	To elect one Class I Director to serve until the 2004 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified; and

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is presently aware of no other business to come before the Annual Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Each outstanding share of the Company’s Common Stock entitles the holder of record at the close of business on March 20, 2001 to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company’s 2000 Annual Report to Stockholders, which includes audited financial statements, is enclosed. The Annual Report is not part of our proxy soliciting material.

      All stockholders are cordially invited to attend the Annual Meeting.

By order of the Board of Directors,

Tempe, Arizona March 27, 2001	Stanley Laybourne Secretary, Treasurer and Chief Financial Officer

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

INSIGHT ENTERPRISES, INC.

1305 West Auto Drive
Tempe, Arizona 85284

PROXY STATEMENT

2001 ANNUAL MEETING OF STOCKHOLDERS

May 15, 2001

SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished to the stockholders of record of Insight Enterprises, Inc. (the “Company”) for the solicitation of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 15, 2001, at 3:00 p.m. local time, at the Company’s corporate headquarters, 1305 West Auto Drive, Tempe, Arizona 85284, and at any and all adjournments or postponements thereof. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials will be mailed on or about April 13, 2001, to stockholders of record at the close of business on March 20, 2001 (the “Record Date”).

      When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer’s full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

      You have the power to revoke the proxy at any time before it is voted by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company at 1305 West Auto Drive, Tempe, Arizona 85284 prior to the vote at the Annual Meeting, or by written notice of revocation to the Secretary prior to the vote at the Annual Meeting, or by appearing in person at the Annual Meeting and voting the shares to which the proxy relates. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

      In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock. Such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

VOTING SECURITIES OUTSTANDING

      Only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 41,322,936 shares of the Company’s Common Stock. Each holder of Common Stock is entitled to one vote on each proposal that comes before the Annual Meeting, exercisable in person or by proxy, for each share of the Company’s Common Stock held of record on the Record Date. The presence of a majority of the shares of outstanding Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. The Inspector of Election appointed by the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots, and shall count all votes and ballots. Shares represented by proxies marked “withhold authority” with respect to the election of one or more directors, or which contain one or more abstentions, are counted as present or represented for purposes of determining both (i) the presence or absence of a quorum for the Annual Meeting and (ii) the total number of shares entitled to vote. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal that the broker or other nominee lacks discretionary authority.

      All shares represented by valid proxies will be voted in accordance with the direction on the proxies. Any proxy on which no direction is indicated, will be voted FOR Proposal 1. The Board of Directors is not aware of any other matters, which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters.

STOCK SPLITS

      On July 26, 2000, the Company’s Board of Directors approved a 3-for-2 stock split in the form of a stock dividend payable on September 18, 2000 to the stockholders of record at the close of business on August 21, 2000.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Company’s Board of Directors consists of five members divided into three classes, with the directors in each class serving for a term of three years. The three-year term of Eric J. Crown, who is a Class I director, expires at the Annual Meeting. The Board of Directors has nominated Mr. Crown for re-election as director and, unless otherwise instructed, the proxy holders will vote for the election of Mr. Crown as director of the Company.

      If any nominee of the Company is unable or declines to serve as a director, or if a vacancy occurs before election (which events are not anticipated), the proxy holders will vote for the election of such other person or persons nominated by the Board of Directors.

Required Vote

      The nominee who receives the most votes will be elected to the Board of Directors. Votes may be cast FOR the nominee or WITHHELD. An abstention will have the same effect as voting WITHHELD for election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

      Information concerning the director nominee is set forth below.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEE.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

      The names of the Company’s directors and executive officers, and information about them, are set forth below.

Name	Age	Position

Eric J. Crown (1)	39	Co-Chief Executive Officer and Chairman of the Board of the Company (Term expires in 2001)

Timothy A. Crown (1)	37	Co-Chief Executive Officer, President and Director of the Company (Term expires in 2003)

Stanley Laybourne (1)	52	Chief Financial Officer, Secretary, Treasurer and Director of the Company (Term expires in 2003)

Larry A. Gunning (2)	57	Director of the Company (Term expires in 2002)

Robertson C. Jones (2)	56	Director of the Company (Term expires in 2002)

Michael A. Gumbert	42	Chief Operating Officer and President of Insight Direct Worldwide, Inc., a subsidiary of the Company

Branson (“Tony”) M. Smith	45	Chief Executive Officer and President of Direct Alliance Corporation, a subsidiary of the Company

(1)	Member of Executive Committee of the Board of Directors.

(2)	Member of Audit and Compensation Committees of the Board of Directors.

      Eric J. Crown. Mr. Crown has been the Chief Executive Officer and Chairman of the Board of the Company since 1994, has held various officer and director positions with Insight’s predecessor corporations since 1988, and is one of the Company’s founders. From 1983 to 1988, Mr. Crown operated an independent computer and business-consulting firm. Mr. Crown received a Bachelor of Science degree in Business Computer Information Systems from Arizona State University. Eric J. Crown is the brother of Timothy A. Crown.

      Timothy A. Crown. Mr. Crown was named as Co-Chief Executive Officer on January 25, 2000. Mr. Crown has been a director of the Company since 1994. Mr. Crown has been employed by the Company or one of its predecessors since 1988 and has been President since 1989. From 1987 to 1988, Mr. Crown partnered with Eric Crown in operating an independent computer business-consulting firm. From 1986 to 1987, Mr. Crown was employed by NCR Corporation as an Administrative Analyst. Mr. Crown received a Bachelor of Science degree in Business and Computer Science from the University of Kansas. Timothy A. Crown is the brother of Eric J. Crown.

      Stanley Laybourne. Mr. Laybourne has been a director of the Company since 1994. He became the Chief Financial Officer and Treasurer in 1991, and in 1994 he became Secretary of the Company. From 1989 to 1990, Mr. Laybourne was Executive Vice President of Ovation Broadcasting Company, a company which operated commercial radio broadcast properties. From 1985 to 1989, Mr. Laybourne was President and Chief Executive Officer of The Scottscom Group, a financial services company. From 1972 to 1985, he was employed by Touche, Ross & Co., a predecessor to Deloitte & Touche, where he was an audit partner from 1983 to 1985. Mr. Laybourne is the Chief Financial Officer of The Arizona Sports Foundation, d/b/a Fiesta Bowl, Fiesta Events, Inc. and The Valley of the Sun Bowl Foundation d/b/a Insight.com Bowl. Mr. Laybourne is a Certified Public Accountant and received a Bachelor of Science degree in Accounting from The Ohio State University and a Masters in Business Administration degree from Arizona State University.

      Larry A. Gunning. Mr. Gunning has been a director of the Company since 1995. He has been President and Director of Pasco Petroleum Corp., a petroleum marketing company, since 1988. Mr. Gunning received a Bachelor of Science degree in Business Management from Arizona State University. Mr. Gunning is a member of the Arizona State University College of Business Dean’s Council of 100 and a director of several nonprofit organizations.

      Robertson C. Jones. Mr. Jones has been a director of the Company since 1995. Mr. Jones is Senior Vice President and General Counsel of Del Webb Corporation, a developer of master-planned residential communities, where he has worked since 1992. Mr. Jones received his Bachelor of Arts degree from Williams College, his Masters in Business Administration degree from Oklahoma City University and his Juris Doctor degree from University of California, Hastings College of Law. Mr. Jones is a director of several nonprofit organizations, including the Arizona Chamber of Commerce.

      Michael A. Gumbert. In July 1999, Mr. Gumbert was appointed President and Chief Operating Officer of Insight Direct Worldwide, Inc., a subsidiary of the Company. From 1996 to July 1999, he served as Chief Operating Officer of Insight Direct USA, Inc., a subsidiary of the Company. From 1995 to 1996, Mr. Gumbert was Senior Vice President, General Manager of Tandy Corporation, a consumer electronic retailer. From 1990 through 1995, Mr. Gumbert held several positions with Merisel, Inc., a distributor of computers, software and peripherals, including Senior Vice President, Sales and Operation. From 1983 through 1990, Mr. Gumbert held various positions within MicroAmerica, Inc., a value-added computer distributor which in 1990 was acquired by Merisel, Inc. Mr. Gumbert received a Bachelor of Business Administration in Marketing from North Texas State University.

      Branson (“Tony”) M. Smith. In December, 2000, Mr. Smith was appointed Chief Executive Officer and President of Direct Alliance Corporation, a subsidiary of the Company. From July 1999 to December 2000, he served as President, and from 1996 to July 1999, he served as Chief Operating Officer of Direct Alliance Corporation. From 1992 to 1996, Mr. Smith served as the Vice President of Distribution and Senior Vice President of Fulfillment Services of Insight Direct USA, Inc., a subsidiary of the Company. Prior to joining the Company, Mr. Smith was a principal in Southwest Automation, an industrial operations consulting firm. Mr. Smith received a Bachelor of Science degree in Business Administration from the University of Arizona.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company sponsors the Insight.com Bowl, a post-season intercollegiate football game that is played annually in Phoenix, Arizona. The Company has entered into a multi-year sponsorship agreement with the Valley of the Sun Bowl Foundation d/b/a Insight.com Bowl, the entity that conducts the bowl game and related activities. During 2000, the Company paid the Valley of the Sun Bowl Foundation $600,000 pursuant to the sponsorship agreement. Stanley Laybourne, a member of the Company’s Board of Directors and the Company’s Secretary, Treasurer and Chief Financial Officer is also a member of the Board of Directors of the Valley of the Sun Bowl Foundation and serves as its Chief Financial Officer.

MEETINGS OF THE BOARD AND ITS COMMITTEES

      The Board of Directors held six meetings during the year ended December 31, 2000. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service. The Board presently has an Executive Committee, an Audit Committee and a Compensation Committee.

      The Executive Committee consists of Eric J. Crown, Timothy A. Crown and Stanley Laybourne. The Executive Committee is empowered to act on Board matters that arise between meetings of the full Board of Directors.

      The Audit Committee consists of Larry A. Gunning and Robertson C. Jones and met five times in 2000. Messrs. Gunning and Jones are considered “independent” pursuant to the NASDAQ listing standards. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to financial reporting, audit functions and risk management. The Audit Committee monitors the financial information that will be provided to stockholders and others, the independence and performance of the Company’s independent auditors and internal audit department and the systems of internal control established by management and the Board of Directors. A copy of the Audit Committee Charter detailing the authority, responsibility and specific duties of the Audit Committee is included in Exhibit A.

      The Compensation Committee consists of Messrs. Gunning and Jones and met three times in 2000. The Compensation Committee administers salaries and benefit programs designed for senior management, officers and directors and the Company’s incentive stock plans to insure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

      The Company does not have a nominating committee or a committee performing the functions of a nominating committee. Nominations of persons to be directors are considered by the full Board of Directors.

Compensation of Directors

      Directors who are not employees of the Company (“non-employee directors”) received a retainer of $2,000 per quarter, $500 per Board meeting attended, $300 per committee meeting attended and reimbursement of reasonable expenses and certain formula-based stock option awards as described below. Effective January 1, 2001, non-employee directors will receive a retainer of $5,000 per quarter, $1,000 per Board meeting attended, $500 per committee meeting attended and reimbursement of reasonable expenses and certain formula-based stock option awards as described below. Directors who are employees of the Company do not receive compensation for their service as directors. Non-employee directors are eligible to receive nonqualified stock options pursuant to an annual formula grant. The formula provided for an initial grant of options for 12,656 shares to each non-employee director on the closing date of the Company’s initial public offering. Commencing in 1996, non-employee directors started receiving options for 7,593 shares each time they were elected for a three-year term on the Board. Non-employee directors who are initially elected to the Board between annual meetings receive options for 2,531 shares multiplied by the number of full and partial years of their initial terms. Options are exercisable for 10 years at the fair market value of the stock on the date of grant and vest over a three-year period, subject to continued Board service.

EXECUTIVE COMPENSATION

      The following table sets forth for each of the last three years the total compensation for services rendered to the Company by (i) the Company’s Chief Executive Officer and (ii) its four other most highly compensated executive officers (collectively, the “Named Executive Officers”). The amounts shown include both amounts paid and amounts deferred.

Summary Compensation Table

		Annual Compensation

				Other
Name and Principal				Annual
Position	Year	Salary ($)	Bonus ($)	Compensation($)(1)

Eric J. Crown	2000	$250,000	$—	—

Co-Chief Executive Officer

	1999	$250,000	$—	—

	1998	$250,000	$111,879	—

Timothy A. Crown	2000	$250,000	$—	—

Co-Chief Executive Officer

& President

	1999	$250,000	$—	—

	1998	$250,000	$111,879	—

Stanley Laybourne	2000	$190,000	$293,686	—

Chief Financial Officer,

Secretary and Treasurer

	1999	$190,000	$—	—

	1998	$190,000	$22,391	—

Michael A. Gumbert	2000	$215,000	$1,174,740	—

Chief Operating Officer

and President of Insight

Direct Worldwide, Inc.

	1999	$215,000	$360,545	—

	1998	$215,000	$52,980	—

Branson ("Tony") M. Smith	2000	$200,000	$151,260	—

Chief Executive Officer

and President of Direct

Alliance Corporation

	1999	$200,000	$65,038	—

	1998	$155,000	$20,922	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Long Term Compensation Awards

	Restricted	Securities
Name and Principal	Stock	Underlying		All Other
Position	Awards ($)(2)	Options(#)(3)		Compensation($)(4)

Eric J. Crown	$1,468,426	345,000		$3,405

Co-Chief Executive Officer		600,000	(5)

		1,000,000	(6)

		1,000,000	(7)

	$848,495	120,000		$3,288

	$456,845	168,750		$2,279

Timothy A. Crown	$1,468,426	345,000		$3,405

Co-Chief Executive Officer		600,000	(5)

& President		1,000,000	(6)

		1,000,000	(7)

	$848,495	120,000		$3,311

	$456,845	168,750		$1,732

Stanley Laybourne	$—	112,500		$3,384

Chief Financial Officer,		300,000	(5)

Secretary and Treasurer		500,000	(6)

		500,000	(7)

	$169,700	100,000		$3,322

	$91,392	90,000		$1,851

Michael A. Gumbert	$—	350,050		$3,672

Chief Operating Officer		300,000	(5)

and President of Insight		1,000,000	(6)

Direct Worldwide, Inc.		1,000,000	(7)

	$102,139	100,000		$3,572

	$70,875	90,000		$3,363

Branson ("Tony") M. Smith	$—	75,000		$3,474

Chief Executive Officer		600,000	(5)

and President of Direct		500,000	(6)

Alliance Corporation		500,000	(7)

	$41,235	100,000		$3,458

	$31,988	56,250		$1,737

—Notes appear on following page

(1)	The cost of certain perquisites and other personal benefits are not included because they did not exceed, in the case of any executive officer, the lesser of $50,000 or 10% of the total of the annual salary and bonus for such executive.

(2)	Represents the value based upon the number of shares awarded multiplied by the closing price on the date of grant as reported on the Nasdaq National Market. The value of the 63,709, 63,709, 5,157, 2,428 and 1,285 shares of restricted stock held at December 31, 2000 by Messrs. Crown, Crown, Laybourne, Gumbert and Smith, respectively (calculated by multiplying the number of shares held by the closing price on December 31, 2000 as reported on the Nasdaq National Market) was $1,142,780, $1,142,780, $92,504, $43,552 and $23,050 as of December 31, 2000. Recipients of restricted stock are entitled to receive any dividends declared on the Company’s Common Stock, regardless of whether such shares have vested. The restricted stock vests quarterly over a period of three years from the date of grant, subject to acceleration in certain circumstances.

(3)	Except as otherwise noted, information in this column represents options issued by the Company to purchase shares of the Company’s Common Stock.

(4)	Represents payments for disability insurance premiums and 401(k) contributions made by the Company to the accounts of the executive officers in the following amounts, respectively: $780 and $2,625 in 2000, $788 and $2,500 in 1999 and $1,060 and $1,219 in 1998 for Eric J. Crown; $780 and $2,625 in 2000, $811 and $2,500 in 1999 and $1,060 and $672 in 1998 for Timothy A. Crown; $759 and $2,625 in 2000, $822 and $2,500 in 1999 and $885 and $966 in 1998 for Stanley Laybourne; $1,047 and $2,625 in 2000, $1,072 and $2,500 in 1999 and $1,097 and $2,266 in 1998 for Michael A. Gumbert; and $849 and $2,625 in 2000, $958 and $2,500 in 1999 and $784 and $953 in 1998 for Branson (“Tony”) M. Smith.

(5)	Represents options issued by Direct Alliance Corporation (“Direct Alliance”), a subsidiary of the Company, to purchase shares of Direct Alliance’s Common Stock.

(6)	Represents options issued by Plusnet Technologies Limited (“Plusnet”), a subsidiary of the Company, to purchase shares of Plusnet’s Common Stock.

(7)	Represents options issued by Insight ASP Limited (“Insight ASP”), a subsidiary of the Company, to purchase shares of Insight ASP’s Common Stock.

Option Grants in Last Fiscal Year

      The following table sets forth information regarding stock options granted during the year ended December 31, 2000 to the Named Executive Officers.

	Individual Grants

	Number of		Percent of Total
	Securities		Options
	Underlying		Granted to	Exercise
	Options		Employees in	Price		Expiration
Name	Granted (#)		Fiscal Year	($/Share)		Date

Eric J. Crown	225,000	(2)	6.0%	$22.67		02/03/10

	120,000	(2)	3.2%	$23.00		01/04/10

	600,000	(3)	17.6%	$1.42		05/05/06

	1,000,000	(4)	19.2%	$0.30	(6)	05/05/06

	1,000,000	(5)	18.2%	$0.04	(6)	05/05/06

Timothy A. Crown	225,000	(2)	6.0%	$22.67		02/03/10

	120,000	(2)	3.2%	$23.00		01/04/10

	600,000	(3)	17.6%	$1.42		05/05/06

	1,000,000	(4)	19.2%	$0.30	(6)	05/05/06

	1,000,000	(5)	18.2%	$0.04	(6)	05/05/06

Stanley Laybourne	112,500	(2)	3.0%	$22.67		02/03/10

	300,000	(3)	8.8%	$1.42		05/05/06

	500,000	(4)	9.6%	$0.30	(6)	05/05/06

	500,000	(5)	9.1%	$0.04	(6)	05/05/06

Michael A. Gumbert	150,000	(2)	4.0%	$23.00		01/04/10

	200,050	(2)	5.3%	$13.94		12/20/10

	300,000	(3)	8.8%	$1.42		05/05/06

	1,000,000	(4)	19.2%	$0.30	(6)	05/05/06

	1,000,000	(5)	18.2%	$0.04	(6)	05/05/06

Branson (“Tony”) M	75,000	(2)	2.0%	$23.00		01/04/10

Smith	600,000	(3)	17.6%	$1.42		05/05/06

	500,000	(4)	9.6%	$0.30	(6)	05/05/06

	500,000	(5)	9.1%	$0.04	(6)	05/05/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Potential Realizable Value at
	Assumed Annual Rates of Stock
	Price Appreciation for Option
	Term (1)

Name	5%($)	10%($)

Eric J. Crown	$3,207,367	$8,128,099

	$1,735,749	$4,398,730

	$289,839	$657,545

	$194,950	$494,040

	$28,297	$71,711

Timothy A. Crown	$3,207,367	$8,128,099

	$1,735,749	$4,398,730

	$289,839	$657,545

	$194,950	$494,040

	$28,297	$71,711

Stanley Laybourne	$1,603,684	$4,064,049

	$144,920	$328,773

	$97,475	$247,020

	$14,149	$35,856

Michael A. Gumbert	$2,169,686	$5,498,411

	$1,753,482	$4,443,668

	$144,920	$328,773

	$194,950	$494,040

	$28,297	$71,711

Branson (“Tony”) M	$1,084,843	$2,749,206

Smith	$289,839	$657,545

	$97,475	$247,020

	$14,149	$35,856

(1)	Amounts represent hypothetical gains that could be achieved over the full option term (6 to10 years). The potential realizable value is calculated by assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the term of the option at the specified annual rates, and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock.

(2)	Represent options granted by the Company to purchase shares of the Company’s Common Stock. One-third of the options become exercisable on each of the first three anniversaries of the grant date.

(3)	Represent options granted by Direct Alliance to purchase shares of Direct Alliance’s Common Stock. The options become exercisable on the fifth anniversary of the grant date. The exercisability of the options is accelerated upon an initial public offering or change of control of Direct Alliance or upon a change of control of the Company.

(4)	Represent options granted by Plusnet to purchase shares of Plusnet’s Common Stock. The options become exercisable on the fifth anniversary of the grant date. The exercisability of the options is accelerated upon an initial public offering or change of control of Plusnet or upon a change of control of the Company.

(5)	Represent options granted by Insight ASP to purchase shares of Insight ASP’s Common Stock. The options become exercisable on the fifth anniversary of the grant date. The exercisability of the options is accelerated upon an initial public offering or change of control of Insight ASP or upon a change of control of the Company.

(6)	The exercise price represented in the table for options granted by Plusnet and Insight ASP is based on the exchange rate for British Pounds at December 31, 2000.

Aggregated Option Exercises and Fiscal Year-End Option Values

      The following table sets forth information with respect to option exercises of and the number and value of options outstanding of the Company at December 31, 2000 held by the Named Executive Officers. There are no options exercisable in Direct Alliance, Plusnet or Insight ASP and no established public market exists for the securities underlying these options. Therefore, the value of the unexercised options at year-end is deemed to be $0 as the assumed fair market value at December 31, 2000 is the same value as the assumed fair market value (i.e., exercise price of the options) on date of grant.

			Number of Securities
			Underlying Unexercised
	Shares		Options at Year-End (#)
	Acquired on	Value
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable(2)

Eric J. Crown	104,999	$2,183,720	115,311	549,375

Timothy A. Crown	17,014	$390,497	203,296	549,375

Stanley Laybourne	25,309	$596,470	95,000	257,500

Michael A. Gumbert	91,246	$1,757,497	37,500	495,049

Branson (“Tony”) M. Smith	65,944	$1,253,634	37,500	203,124

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Value of Unexercised
	In-The-Money
	Options at Year-End ($) (1)

Name	Exercisable	Unexercisable

Eric J. Crown	$361,092	$562,943

Timothy A. Crown	$1,248,069	$562,943

Stanley Laybourne	$285,775	$298,535

Michael A. Gumbert	$—	$1,098,734

Branson (“Tony”) M. Smith	$—	$196,153

(1)	Value as of December 31, 2000 is based upon the closing price on that date as reported on the Nasdaq National Market minus the exercise price, multiplied by the number of shares underlying the option.

(2)	Not including the number of securities underlying unexercised options at year-end in Direct Alliance, Plusnet and Insight ASP help by executive officers in the following amounts, respectively: 600,000, 1,000,000 and 1,000,000 held by Eric J. Crown; 600,000, 1,000,000 and 1,000,000 held by Timothy A. Crown; 300,000, 500,000 and 500,000 held by Stanley Laybourne; 300,000, 1,000,000 and 1,000,000 held by Michael A. Gumbert; and 600,000, 500,000 and 500,000 held by Branson (“Tony”) M. Smith.

Employment Contracts, Termination of Employment and Change-of-Control Arrangements

      The Company has entered into employment agreements with each of its Named Executive Officers. The agreements provide for base salaries and incentive bonuses and contain non-competition and change of control provisions. The Board of Directors approved, based upon the Compensation Committee’s recommendation, the base salaries and incentive bonuses for Eric J. Crown, Timothy A. Crown and Stanley Laybourne for an initial period of two years, effective July 1, 1997. These agreements contain provisions that constantly renew the agreements for additional two year terms.

      The base salaries for Eric J. Crown, Timothy A. Crown and Stanley Laybourne are set at $250,000, $250,000 and $190,000, respectively. Messrs. Crown, Crown and Laybourne are entitled to receive an incentive bonus, payable quarterly, under their respective agreements equal to 2.5%, 2.5% and 0.5%, respectively, of the Company’s net earnings (before deducting the incentive bonuses) provided that the Company’s net earnings exceed stated minimum amounts. These incentive bonuses are paid in the form of either cash or restricted stock at the election of the officer. The restricted stock vests quarterly over three years, subject to acceleration in certain circumstances and unvested shares are forfeited if the recipient ceases to be an employee of the Company.

      Eric J. Crown, the Company’s Co-Chief Executive Officer, approved the base salaries and incentive bonuses for Michael A. Gumbert and Branson (“Tony”) M. Smith for an initial period of two years effective July 1, 1999. Mr. Gumbert entered into a revised agreement for an initial term of two years effective January 1, 2000. These agreements contain provisions that constantly renew the agreements for additional two-year terms. The base salaries for Michael A. Gumbert and Branson (“Tony”) M. Smith are set at $215,000 and $200,000, respectively. Mr. Gumbert is entitled to receive an incentive bonus, payable quarterly based on a percentage of the Company’s net earnings (before deducting the incentive bonuses), provided that the Company’s net earnings exceed stated minimum amounts. Mr. Smith is entitled to receive an incentive bonus, payable quarterly based on a percentage of net earnings (before deducting the incentive bonuses) of Direct Alliance, provided Direct Alliance’s net earnings exceed stated minimum amounts.

      The agreements for Messrs. Crown, Crown and Laybourne contain Change-of-Control (as defined in the agreements) and non-compete provisions that, upon a Change-of-Control, could result in payments to these individuals equal to three times their base salary and an incentive bonus for the preceding four quarters (all payments are to be grossed up for the individuals’ taxes) and could accelerate the vesting of all outstanding stock options and restricted stock. The agreements for Michael A. Gumbert and Branson (“Tony”) M. Smith contain the same provisions except their payment could be two times their base salary and incentive bonus for the preceding four quarters, if a Change-of-Control did occur.

      The agreements for Messrs. Crown, Crown, Laybourne, Gumbert and Smith provide that the individuals will receive certain benefits if their employment is terminated without cause. In the event an agreement is terminated without cause, the individual executive will receive a lump sum distribution consisting of (i) the total amount of his base salary for the remainder of the agreement term, and (ii) the total amount of incentive compensation payments, calculated based on a defined formula, as if the executive had not been terminated.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the “Compensation Committee”) is charged with:

(1)	reviewing and approving the annual salary, bonus and other benefits including perquisites and personal benefits, to be paid or awarded to the Company’s executive officers;

(2)	reviewing and recommending to the Board of Directors new compensation and stock plans and changes to existing plans; and

(3)	administering the incentive compensation plans, stock option and other stock-based plans, and other employee benefit plans of the Company and its subsidiaries.

      The Compensation Committee currently makes compensation decisions with respect to Eric J. Crown, Timothy A. Crown and Stanley Laybourne, but not with respect to Michael A. Gumbert and Branson (“Tony”) M. Smith. The Compensation Committee has delegated its authority to make compensation decisions to Eric J. Crown, the Company’s Co-Chief Executive Officer, with respect to Messrs. Gumbert, Smith and all others. The Compensation Committee currently is comprised of Larry A. Gunning and Robertson C. Jones, each of whom is a non-employee director.

      The Compensation Committee and the Co-Chief Executive Officers commissioned KPMG LLP, in 1997, and Hewitt Associates, in 1999 and 2000, to analyze and review the competitiveness of executive compensation. The analyses have provided the basis for recommendations and approvals with respect to the terms and provisions included in the current executive employment agreements. The analyses provided information regarding “peer” compensation levels and long-term incentive compensation obtained from publicly held company reports and SEC filings, executive compensation surveys and other relevant sources. The Co-Chief Executive Officers as well as the Compensation Committee had separate meetings with KPMG LLP and Hewitt Associates to review their findings. The Compensation Committee and the Co-Chief Executive Officers considered all such factors when setting executive compensation.

Compensation Philosophy

      The general philosophy of the Company’s executive compensation program is to place base salaries below the marketplace while structuring the bonuses and equity incentives to offer executive compensation that is at least competitive in the marketplace. Bonuses, including equity incentives, are based upon the Company’s performance and/or the employee’s individual contribution and performance. The Company’s executive compensation policies are intended to motivate and reward executives for long-term strategic management and the enhancement of stockholder value through cash payments (salary and bonus) and equity incentives (in the form of stock options and restricted stock). The ultimate goal of the Compensation Committee in its administration of the Company’s executive compensation program is to ensure that the Company attracts and retains highly qualified managers through competitive salary and benefit programs and encourages extraordinary effort on the part of management through well-designed incentive opportunities. The employment agreements reflect the Company’s executive compensation philosophy.

Base Salary

      In 2000, the base salaries for Eric J. Crown, Timothy A. Crown, Stanley Laybourne, Michael A. Gumbert and Branson (“Tony”) M. Smith were set at $250,000, $250,000, $190,000, $215,000 and $200,000, respectively. Additionally, Messrs. Crown, Crown, Laybourne and Gumbert are entitled to receive an incentive bonus, payable quarterly, based on a percentage of the Company’s net earnings (before deducting the incentive bonuses), provided that the Company’s net earnings exceed stated minimum amounts and Mr. Smith is entitled to receive an incentive bonus, payable quarterly, based on a percentage of Direct Alliance’s net earnings (before deducting the incentive bonuses), provided that Direct Alliance’s net earnings exceed stated minimum amounts.

Cash Bonuses and Restricted Stock Bonuses

      The Company views bonuses for executive officers as an opportunity to tie a portion of an executive officer’s compensation to the financial performance of the Company. These bonuses may be paid with restricted stock instead of cash at the option of the executive officer. Such restricted stock vests quarterly over three years (subject to acceleration in certain circumstances) and unvested shares are forfeited if the recipient ceases to be an employee of the Company. Messrs. Crown and Crown received restricted stock for 2000, in lieu of cash bonuses. Messrs. Laybourne, Gumbert and Smith received cash bonuses for 2000. During 2000, cash bonuses were earned by the Company’s Named Executive Officers as follows: Stanley Laybourne – $293,686; Michael A. Gumbert – $1,174,740; and Branson (“Tony”) M. Smith – $151,260.

      During 2000, the number of restricted shares earned by the Company’s Named Executive Officers were as follows: Eric J. Crown – 61,036 shares and Timothy A. Crown – 61,036 shares.

Stock Incentives

      In 1994, the Company’s Board of Directors adopted, and the Company’s private stockholders approved, the 1994 Stock Option Plan (the “1994 Option Plan”) under which incentive stock options and nonqualified stock options may be granted to executive officers, other key employees, non-employee directors and consultants. In 1997, the Company’s Board of Directors adopted, and the Company’s stockholders approved, the Company’s 1998 Long-Term Incentive Plan (the “LTIP”) under which a variety of stock-based awards may be granted to officers, employees, directors, and consultants or independent contractors, including officers who are also directors of the Company and its subsidiaries. In 1999, the Company’s Board of Directors adopted the Company’s 1999 Broad Based Employee Stock Option Plan (the “1999 Broad Based Plan”) under which nonqualified stock options may be granted to employees of the Company and its subsidiaries. Stock-based compensation is viewed as a critical component of the Company’s overall executive compensation program because it ties directly an executive’s compensation to the value realized by the Company’s stockholders, and because it permits the

Company to recruit and retain top talent. Additionally, stock options may be granted in subsidiaries that the Company intends to eventually divest because it ties directly an executive’s compensation to the value realized from a successful divestiture.

      During 2000, stock options to purchase a total of 1,227,500 shares of Company Common Stock were granted to the Company’s Named Executive Officers as follows: Eric J. Crown – 345,000 shares; Timothy A. Crown – 345,000 shares; Stanley Laybourne – 112,500 shares; Michael A. Gumbert – 350,050 shares; and Branson (“Tony”) M. Smith – 75,000 shares.

      During 2000, stock options to purchase a total of 2,400,000 shares of Direct Alliance Common Stock were granted to the Company’s Named Executive Officers as follows: Eric J. Crown – 600,000 shares; Timothy A. Crown – 600,000 shares; Stanley Laybourne – 300,000 shares; Michael A. Gumbert – 300,000 shares; and Branson (“Tony”) M. Smith – 600,000 shares.

      During 2000, stock options to purchase a total of 4,000,000 shares of Plusnet Common Stock were granted to the Company’s Named Executive Officers as follows: Eric J. Crown – 1,000,000 shares; Timothy A. Crown – 1,000,000 shares; Stanley Laybourne – 500,000 shares; Michael A. Gumbert – 1,000,000 shares; and Branson (“Tony”) M. Smith – 500,000 shares.

      During 2000, stock options to purchase a total of 4,000,000 shares of Insight ASP Common Stock were granted to the Company’s Named Executive Officers as follows: Eric J. Crown – 1,000,000 shares; Timothy A. Crown – 1,000,000 shares; Stanley Laybourne – 500,000 shares; Michael A. Gumbert – 1,000,000 shares; and Branson (“Tony”) M. Smith – 500,000 shares.

      All of the options granted to purchase Company Common Stock during 2000 to Named Executive Officers vest equally on each of the first three anniversaries of the date of grant, provided the officer is still an employee of the Company. All of the options granted to purchase Common Stock of Direct Alliance, Plusnet and Insight ASP during 2000 to Named Executive Officers vest on the fifth anniversary of the date of grant. The vesting of the options granted to purchase Common Stock of Direct Alliance, Plusnet and Insight ASP accelerates in the event of an initial public offering or change of control of the granting subsidiary or the Company. All of the options were granted with an exercise price equal to the market value of the underlying Common Stock at the close of trading on the date of grant, thus serving to focus the officer’s attention on managing the Company from the perspective of an owner with an equity stake in the business.

Section 162(m)

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and any other executive officer whose compensation is required to be reported in the Summary Compensation Table. Qualified performance-based compensation will not be subject to the deduction limit if certain conditions are met. It is the Committee’s intent to evaluate and, to the extent consistent with its other compensation objectives and overall compensation philosophy, take the steps necessary to satisfy those conditions in order to preserve the deductibility of executive compensation. Nevertheless, the Company may not be able to preserve deductibility of executive compensation recognized in connection with the exercise of certain options that have been granted to covered executive officers. Specifically, compensation resulting from the exercise of options granted to a covered executive officer under the 1994 Option Plan will not qualify for deductibility to the extent that the total of the base salary, bonuses and compensation from such option exercise received by any covered executive officer exceeds $1 million in any taxable year.

COMPENSATION COMMITTEE:

Larry A. Gunning	Robertson C. Jones

STOCK PRICE PERFORMANCE GRAPH

      Set forth below is a graph comparing the percentage change in the cumulative total stockholder return on the Company’s Common Stock (NSIT) with the cumulative total return of the Nasdaq Stock Market U.S. Companies (Market Index) and the Nasdaq Retail Trade Stocks (Peer Index) for the period commencing January 1, 1996 and ended December 31, 2000. The graph assumes that $100 was invested on January 1, 1996 in the Company’s Common Stock and in each of the two Nasdaq indices, and that, as to such indices, dividends were reinvested. The Company has not, since its inception, paid any cash dividends on the Common Stock.

      Historical stock price performance shown on the graph is not necessarily indicative of future price performance.

NSIT
Market Index
Peer Index
1200
1000
800
600
400
200
0
Jan. 1 1996
Dec. 31 1996
Dec. 31 1997
Dec. 31 1998
Dec. 31 1999
Dec. 31 2000

	Jan. 1	Dec. 31	Dec. 31	Dec. 31	Dec. 31	Dec. 31
	1996	1996	1997	1998	1999	2000

Insight Enterprises, Inc. Common Stock (NSIT)	$100.00	$224.00	$441.00	$915.80	$1,096.90	$726.50

Nasdaq Stock Market U.S. Companies (Market Index)	$100.00	$123.00	$150.70	$212.50	$394.90	$237.60

Nasdaq Retail Trade Stocks (Peer Index)	$100.00	$119.20	$140.00	$171.20	$150.10	$92.10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of these filing requirements were satisfied in a timely manner during the year ended December 31, 2000 except for one late Form 5 report with respect to a transfer of shares by Robertson C. Jones to a revocable family trust for which Mr. Jones serves as a trustee.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock, as of February 28, 2001, by (i) each person or entity known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the Named Executive Officers, and (iv) all directors and Named Executive Officers of the Company as a group.

	Shares of Common Stock
	Beneficially Owned(1)

	Number of
Name(2)	Shares		Percent

FMR Corp.	4,902,185	(3)	11.88%

Janus Capital Corporation	4,184,667	(4)	10.15%

Mellon Financial Corporation	2,226,463	(5)	5.40%

Stephen F. Mandel, Jr.	2,182,700	(6)	5.29%

Eric J. Crown	1,558,413	(7)	3.77%

Timothy A. Crown	1,430,228	(8)	3.45%

Stanley Laybourne	166,186	(9)	*

Branson (“Tony”) M. Smith	63,633	(10)	*

Michael A. Gumbert	52,072	(11)	*

Robertson C. Jones	31,966	(12)	*

Larry A. Gunning	8,759	(13)	*

All directors and executive officers as a group (7 persons)	3,511,257	(14)	7.91%

* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, to the Company’s knowledge the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The address of Messrs. Crown, Crown, Laybourne, Gumbert, Smith, Gunning and Jones is c/o Insight Enterprises, Inc., 1305 West Auto Drive, Tempe, Arizona, 85284.

(3)	Number of shares based on the stockholder’s 13G filing for February 28, 2001. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. The information contained in this section was obtained from a Schedule 13G filed March 10, 2001 by FMR Corp. with the SEC. The Company makes no representation as to the accuracy or completeness of the information reported.

(4)	Number of shares based on the stockholder’s 13G filing for January 31, 2001. The address of Janus Capital Corporation is 100 Fillmore Street, Denver, Colorado 80206-4923. The information contained in this section was obtained from a Schedule 13G filed February 9, 2001 by Janus Capital Corporation with the SEC. The Company makes no representation as to the accuracy or completeness of the information reported.

(5)	Number of shares based on the stockholder’s 13G filing for December 31, 2000. The address of Mellon Financial Corporation is One Mellon Center, Pittsburgh, Pennsylvania 15258. The information contained in this section was obtained from a Schedule 13G filed January 18, 2001 by Mellon Financial Corporation with the SEC. The Company makes no representation as to the accuracy or completeness of the information reported.

(6)	Number of shares based on the stockholder’s 13G filing for February 6, 2001. The address of Stephen F. Mandel, Jr. is Two Greenwich Plaza, Greenwich, Connecticut 06830. The information contained in this section was obtained from a Schedule 13G filed February 15, 2001 by Stephen F. Mandel, Jr. with the SEC. The Company makes no representation as to the accuracy or completeness of the information reported.

(7)	Includes 505 shares beneficially owned by Mr. Crown’s spouse, 130,311shares subject to options exercisable within 60 days of February 28, 2001 and 196 shares held in the Company’s 401(k) Plan.

(8)	Includes 218,296 shares subject to options exercisable within 60 days of February 28, 2001 and 172 shares held in the Company’s 401(k) Plan.

(9)	Includes 132,500 shares subject to options exercisable within 60 days of February 28, 2001 and 167 shares held in the Company’s 401(k) Plan.

(10)	Includes 62,500 shares subject to options exercisable within 60 days of February 28, 2001 and 175 shares held in the Company’s 401(k) Plan.

(11)	Includes 50,000 shares subject to options exercisable within 60 days of February 28, 2001 and 250 shares held in the Company’s 401(k) Plan.

(12)	Includes 31,966 shares subject to options exercisable within 60 days of February 28, 2001.

(13)	Includes 8,759 shares subject to options exercisable within 60 days of February 28, 2001.

(14)	Includes 634,332 shares subject to options exercisable within 60 days of February 28, 2001 and 960 shares held in the Company’s 401(k) Plan.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (“Audit Committee”) is composed of two independent directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is included at Exhibit A.

      Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

      Based on the Audit Committee’s discussions with management and the independent accountants and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Larry A. Gunning	Robertson C. Jones

RELATIONSHIP WITH INDEPENDENT AUDITORS

      The principal independent accounting firm utilized by the Company during the year ended December 31, 2000 was KPMG LLP (“KPMG”), independent certified public accountants. KPMG has audited the Company’s financial statements since 1988. It is contemplated that KPMG will be retained as the principal accounting firm to be utilized by the Company during 2001. A representative of KPMG is expected to be present at the Annual Meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Fees and Independence

      Audit Fees.  KPMG billed the Company an aggregate of $343,095 for professional services rendered for the audit of the Company’s financial statements for the year ended December 31, 2000 and its reviews of the Company’s financial statements included in the Company’s Forms 10-Q during 2000.

      Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, KPMG provided no services and therefore billed no fees to the Company in connection with financial information systems design and implementation.

      All Other Fees.  During the year ended December 31, 2000, KPMG billed the Company an aggregate of $594,076 for services rendered primarily in connection with global tax consulting and the proposed spin-off of Direct Alliance Corporation.

      The Audit Committee has determined that the provision of services by KPMG described in the preceding paragraphs are compatible with maintaining KPMG’s independence as the Company’s principal accountant.

STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s 2002 Annual Meeting must be received by the Company no later than December 14, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders who intend to present a proposal at the 2002 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than March 5, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Proposals should be addressed to the Secretary of the Company at 1305 West Auto Drive, Tempe, Arizona 85284.

OTHER MATTERS

      The Company knows of no other matters to be brought before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares represented by the proxies as the Board of Directors may recommend.

      The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.

INSIGHT ENTERPRISES, INC.

March 27, 2001	Stanley Laybourne Secretary, Treasurer and Chief Financial Officer

EXHIBIT A

INSIGHT ENTERPRISES, INC.
AUDIT COMMITTEE CHARTER
UPDATED NOVEMBER 2000

The Board of Directors of Insight Enterprises, Inc. (the “Company”) hereby constitutes and establishes an Audit Committee (the “Committee”) with authority, responsibility and specific duties as described below.

The Committee shall be comprised of two or more independent directors (three will be required by June 14, 2001). For this purpose, “independent director” shall mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that could materially influence his or her judgement as a Committee member taking into account the criteria established by the Nasdaq National Market.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related financial management expertise in accordance with the Nasdaq National Market criteria.

AUTHORITY

The Committee is granted the authority to conduct or authorize investigations into matters within the Committee’s scope of responsibilities. All employees are directed by the Board of Directors to cooperate as requested by members of the Committee. The Committee is authorized to retain, at the Company’s sole expense, independent counsel, accountants or others it needs to assist in an investigation.

RESPONSIBILITY

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to financial reporting, audit functions and risk management. This is done by monitoring the financial information that will be provided to the shareholders and others, the independence and performance of the Company’s independent auditors and internal auditing department and the systems of internal controls management and the Board of Directors have established. This includes facilitating communication, via executive sessions as requested, between the Committee and non-Committee directors, Company management, the independent accountants or internal audit. The opportunity for any of these groups to meet with the entire Board of Directors as needed is not to be restricted.

MEETINGS

The Committee is to meet at least four times per year. The Committee chairperson has the power to call a Committee meeting whenever he or she thinks there is a need. The Audit Committee chairperson shall prepare and/or approve an agenda in advance of each

1

meeting. At least a majority of the members of the Committee are to be present at all meetings. As necessary or desirable, the Committee may request that members of management, representatives of the independent accountants or the Director of Internal Audit be present at meetings, and the Committee is authorized to receive all pertinent information. Committee members should not vote on any matter in which they are not independent.

Minutes of each meeting are to be prepared and sent to Committee members, and the Company directors who are not members of the Committee. If the Secretary of the Company has not taken the minutes, they should be sent to him or her for permanent filing.

SPECIFIC DUTIES

Specific duties include responsibilities in the following areas:

•	General Responsibilities

•	Financial Reporting

•	Audit Functions

•	Risk Management

•	Periodic Responsibilities

A. GENERAL RESPONSIBILITIES

1.	Report Committee actions and its findings to the full Board of Directors, through minutes and special presentations as necessary, and make appropriate recommendations.

2.	Perform other duties as required by the law, the Company’s charter or bylaws, or the Board of Directors.

B. FINANCIAL REPORTING

1.	Have familiarity through the individual efforts of its members with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

2.	Review and discuss with Company management and the independent accountant, the following items:

a.	Prior to releasing year-end earnings & upon completion of the independent audit:
•	the independent accountant’s audit of and report on the financial statements

•	the Company’s annual report to shareholders and Form 10-K; specifically whether they are consistent with financial statements, financial statement schedules and supplemental disclosures required by Generally Accepted Accounting Principles (GAAP) and the Securities and Exchange Commission’s (“SEC”) Regulation S-X
b.	Prior to release of Form 10-Q and Form 10-K, Company financial information including significant adjustments, accounting estimates, significant new accounting policies and disagreements with management

c.	The auditor’s qualitative judgements about the appropriateness, not just the acceptability, of accounting principles applied in its financial reporting (this

2

should include how aggressive or conservative the accounting principles and underlying estimates are)

d.	Evaluation of the cooperation received by the independent accountants during the audit, including their access to all requested records, data and information. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company’s needs. Inquire of the independent accountants whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a non-standard report on the Company’s financial statements

e.	Anything else that the Auditing Standards Board (Generally Accepted Auditing Standards (GAAS)) or the Independence Standards Board (ISB) requires or independent accountants wish to discuss with the Committee including:

1)	Significant financial reporting issues and/or transactions not a normal part of the Company’s operations

2)	Deviations from established standards of corporate conduct based on inquiries of management and the corporate Code of Conduct

3)	Changes, if any, during the year in the Company’s accounting principles or their application

4)	Any items required to be communicated by the independent accountants in accordance with Statement of Auditing Standards No. 61 (SAS No. 61) in conjunction with quarterly reviews and annual audit

5)	Disclosures from the independent accountants regarding their independence as required by the Independence Standards Board No. 1 (ISB No. 1)

3.	As required by the SEC, recommend to the Board of Directors to include the audited financial statements in the Company’s annual report filed with the SEC

C. AUDIT FUNCTIONS

1.	Select the independent accountants for Company audits and communicate that the Board of Directors is the client. The Committee’s selection is subject to approval by the full Board of Directors. The Committee will approve any discharge of auditors when circumstances warrant and such discharge will then be approved by the full Board of Directors.

2.	Evaluate the independence of the independent accountant by reviewing the extent of non-audit services provided by the independent accountants in relation to the objectivity needed in the audit and reviewing fees paid to the independent accountant. If necessary, the Committee or Board of Directors would take remedial action to ensure the independent accountant’s independence.

3.	Review and have veto power over the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

4.	Evaluate the independence of the internal audit function by reviewing internal audit services and discussion with the Director of Internal Audit.

5.	Review, prior to the annual audit, the scope and general extent of the independent accountants’ audit examination, including their engagement letter. The independent accountant’s fees are to be arranged with management, and annually summarized for Committee review. The Committee’s review should entail an understanding from the

3

independent accountant of the factors considered in determining the audit scope, including:

a.	Industry and business risk characteristics of the Company

b.	External reporting requirements

c.	Materiality of the various segments and/or classes of services of the Company’s consolidated and non-consolidated activities

d.	Quality of internal accounting controls

e.	Extent of involvement of internal audit in the audit examination

f.	Other areas to be covered during the audit engagement

6.	Review and approve engaging additional firm(s) due to a need expressed by management or the primary independent accountants.

7.	Ensure the independent accountant and the Director of Internal Audit coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

8.	Monitor the Internal Audit function via consideration and review with management and the Director of Internal Audit of the following:

a.	Significant findings, recommendations and management’s responses

b.	Deviations from established standards of corporate conduct based on inquiries of management and the corporate Code of Conduct

c.	Difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information

d.	Changes to the planned scope of management’s internal audit plan that the committee thinks advisable

e.	Internal auditing department’s budget and staffing

f.	Internal auditing departments charter

g.	Internal auditing department’s compliance with the Institute of Internal Auditing’s Standards for the Professional Practice of Internal Auditing

D. RISK MANAGEMENT

1.	Review with Company management, independent accountants and the Director of Internal Audit significant risks and exposures of the Company and address the following:

a.	Management’s established and proposed steps to minimize them

b.	Processes in place that provide reasonable assurance of meeting Company objectives (internal controls, specifically adequacy of those over accounting and financial reporting)

2.	Review and discuss with Company management and the independent accountant the quality of the Company’s financial and accounting personnel and management letter comments including management responses (topics could include improving internal financial controls, selection of accounting principles and management reporting systems)

E. PERIODIC RESPONSIBILITIES

1.	To the extent required by the SEC prepare a report to shareholders to be included in the Company’s annual proxy statement. The SEC requires that the report state whether the Audit Committee has:

a.	Reviewed and discussed the audited financial statements with management

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b.	Discussed with the independent auditors the matters required to be discussed by SAS 61

c.	Received disclosures from the auditors regarding their independence as required by ISB No. 1 and discussed with the auditors the auditors’ independence

d.	Recommended to the Board of Directors to include the audited financial statements in the Company’s annual report filed with the SEC

2.	Review and update the Committee’s charter annually. Submit the charter to the Board of Directors for approval and, in accordance with SEC requirements, disclose in the Company’s proxy statement that the Audit Committee is governed by, and the Board of Directors has adopted, a written charter and file the charter as an appendix to the proxy statement at least once every three years.

3.	Review policies and procedures covering officers’ expense accounts and perquisites, including their use of corporate assets, and conduct an appropriate review of all related party transactions for potential conflict of interests. Consider the results of any review of those areas by the internal auditor or the independent accountant.

4.	Annually review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

5.	Meet with management, the independent accountant and the Director of Internal Audit in separate executive sessions, as needed, to discuss any matters the Committee or these groups believe should be discussed privately with the Audit Committee.

/s/ Robertson C. Jones	Date November 7, 2000

Chairman of the Audit Committee

/s/ Eric J. Crown	Date November 7, 2000

Chairman and Chief Executive Officer

/s/ Stanley Laybourne	Date November 7, 2000

Chief Financial Officer

5

INSIGHT ENTERPRISES, INC.
ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 15, 2001
3:00 p.m. local time

Insight Corporate Headquarters
1305 West Auto Drive
Tempe, Arizona 85284

Insight Enterprises, Inc. 1305 West Auto Drive, Tempe, AZ 85284	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 15, 2001.

The shares of stock you hold in your account will be voted as you specify.

If no choice is specified, the proxy will be voted “FOR” Item 1.

By signing this proxy, you revoke all prior proxies and appoint ERIC J. CROWN and STANLEY LAYBOURNE, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

Company # Control #

There are three ways to vote your proxy:

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE – TOLL FREE – 800-240-6326 – QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00pm (CT) on May 14, 2001.

•	You will be prompted to enter the 3-digit Company Number and your 7-digit Control Number (located above).

•	Follow the simple instructions of the automated attendant.

VOTE BY INTERNET – www.eproxy.com/nsit/ – QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00pm (CT) on May 14, 2001.

•	You will be prompted to enter the 3-digit Company number and your 7-digit Control Number (located above) to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Insight Enterprises, Inc. c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If voting by phone or Internet, you should not mail your proxy card.
—Please detach here —

The Board of Directors Recommends a Vote FOR item 1.

1.	Election of One Class I Directors:	01 Eric J. Crown	Vote FOR nominee	Vote WITHHELD from nominee

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

Address Change? Mark Box Indicate changes below:	Planning to attend the Annual Meeting? Mark Box	Date: ________________________

Signature(s) in Box

Please sign exactly as your name(s) appear on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name or corporation and title of authorized officer signing the proxy.